Exhibit 10.2

AMENDMENT NO. 18 AND WAIVER TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 18 AND WAIVER dated as of March 30, 2009 (the “Amendment and Waiver”) to the Credit Agreement, dated as of June 30, 2004, by and among P&F INDUSTRIES, INC., a Delaware corporation (“P&F”), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation (“Florida Pneumatic”), EMBASSY INDUSTRIES, INC., a New York corporation (“Embassy”), GREEN MANUFACTURING, INC., a Delaware corporation (“Green”), COUNTRYWIDE HARDWARE, INC., a Delaware corporation (“Countrywide”), NATIONWIDE INDUSTRIES, INC., a Florida corporation (“Nationwide”), WOODMARK INTERNATIONAL, L.P., a Delaware limited partnership (“Woodmark”), PACIFIC STAIR PRODUCTS, INC., a Delaware corporation (“Pacific”), WILP HOLDINGS, INC., a Delaware corporation (“WILP”), CONTINENTAL TOOL GROUP, INC., a Delaware corporation (“Continental”) and HY-TECH MACHINE, INC., a Delaware corporation (“Hy-Tech”; and collectively with P&F, Florida Pneumatic, Embassy, Green, Countrywide, Nationwide, Woodmark, Pacific, WILP and Continental, the “Co-Borrowers”), CITIBANK, N.A. and HSBC BANK USA, NATIONAL ASSOCIATION (formerly known as HSBC Bank USA) (collectively, the “Lenders”) and CITIBANK, N.A., as Administrative Agent for the Lenders (as same has been and may be further amended, restated, supplemented or otherwise modified, from time to time, the “Credit Agreement”).

RECITALS

The Co-Borrowers have requested that the Lenders make additional loans to the Co-Borrowers, the proceeds of which shall be used to refinance the outstanding principal amount of the Term Loan and the New Term Loan and the Lenders have agreed to make such Loans available to the Co-Borrowers.

In connection therewith, the Co-Borrowers have requested, and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment and Waiver to amend and waive compliance with certain provisions of the Credit Agreement as set forth herein.

Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I.

Amendments to Credit Agreement.

Section 1.1.            The Co-Borrowers acknowledge and agree that the outstanding principal amount of the Term Loan and the New Term Loan shall be amended, replaced and recast as set forth herein.  The Co-Borrowers further acknowledge and agree that the Term Loan, the Term Loan Commitment, the New Term Loan and the New Term Loan Commitment shall be null and void and that the Banks shall have no further obligations or commitments with respect thereto and that any references to such terms in the Credit Agreement and the other Loan Documents, other than as amended hereby, shall be deemed to mean the Additional Term Loan and the Additional Term Loan Commitment (as such terms are herein defined).

Section 1.2.            The Co-Borrowers acknowledge and agree that the Equipment Loan and the Equipment Loan Commitment shall be null and void and that the Banks shall have no further obligations or commitments with respect thereto and that any references to such terms in the Credit Agreement and the other Loan Documents, other than as amended hereby, shall be deemed deleted.

Section 1.3.            The following definitions in Section 1.01 of the Credit Agreement are each hereby amended in their entirety to provide as follows:

“Aggregate Outstandings” shall mean on the date of determination thereof, the sum of Aggregate RC Outstandings.

“Applicable Revolving Credit Loan Margin” shall mean (a) 2.00%, with respect to Revolving Credit Loans that are Prime Rate Loans and (b) 3.50%, with respect to Revolving Credit Loans that are LIBOR Loans, each such margin in (a) and (b) hereinafter the “Prime Rate Margin”.

“Available Revolving Credit Commitment” shall mean at any time the lesser of (a) the Borrowing Base less Aggregate RC Outstandings or (b) the Revolving Credit Commitment less Aggregate Outstandings.

“Commitment Proportion” shall mean, with respect to each Lender at the time of determination, the ratio, expressed as a percentage, which such Lender’s Commitments bear to the Total Commitment or, if the Commitments have expired or have been terminated, the ratio, expressed as a percentage, which (a) the sum of aggregate Loans advanced by such Lender, plus the Aggregate Banker’s Acceptance Outstandings and the Aggregate Letters of Credit Outstandings of such Lender to (b) the Aggregate Outstandings plus the aggregate amount of Additional Term Loans outstanding, at such time.

“Commitments” shall mean, collectively, the Revolving Credit Commitment and the Additional Term Loan Commitment.

“Loans” shall mean, collectively, the Revolving Credit Loans and the Additional Term Loans and shall refer to a Prime Rate Loan, a LIBOR Loan or a Fixed Rate Loan, each of which shall be a “Type” of Loan.

“Revolving Credit Commitment” shall mean, with respect to each Lender, the obligation of such Lender to make Revolving Credit Loans to the Co-Borrowers and to acquire participations in Letters of Credit and Banker’s Acceptances in an aggregate amount in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on the signature page to Amendment No. 18 under the caption “Revolving Credit Commitment”, as such amounts may be adjusted in accordance with the terms of this Agreement.

“Revolving Credit Commitment Termination Date” shall mean March 30, 2010.

“Total Commitment” shall mean, at any time, the aggregate of the Commitments in effect at such time which, as of the Amendment No. 18 Effective Date, shall be $29,116,000.

“Total Revolving Credit Commitment” shall mean, at any time, the aggregate of the Revolving Credit Commitments in effect at such time, which, as of the Amendment No. 18 Effective Date, shall be $22,000,000.

Section 1.4.            The following definitions are hereby added to Section 1.01 of the Credit Agreement in their appropriate alphabetical order:

“Additional Term Loan Commitment” shall mean, with respect to each Lender, the obligation of such Lender to make the Additional Term Loan to the Co-Borrowers in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on the signature page to Amendment No. 18 under the caption “Additional Term Loan Commitment”.

“Additional Term Loan” shall have the meaning specified in Section 2.09.

“Additional Term Loan Maturity Date” shall mean March 30, 2012.

“Additional Term Loan Note” shall mean the promissory note of the Co-Borrowers in the form attached as Exhibit M hereto evidencing the Additional Term Loans, as the same may be amended, supplemented or otherwise modified from time to time.

“Additional Term Loan Commitment” shall mean the aggregate of the Additional Term Loan Commitments in effect on the Amendment No. 18 Effective Date, which shall be $7,116,000.

“Amendment No. 18” shall mean Amendment No. 18 to Credit Agreement, dated as of the amendment No. 18 Effective Date, among the Co-Borrowers, the Lenders and the Administrative Agent.

 “Amendment No. 18 Effective Date” shall mean March 30, 2009.

Section 1.5.            The definition of the term “Applicable Term Loan/Equipment Loan Margin” is hereby deleted and replaced with the following definition:

“Applicable Additional Term Loan Margin” shall mean (a) 2.00%, with respect to Additional Term Loans that are Prime Rate Loans and (b) 3.75%, with respect to Additional Term Loans that are LIBOR Loans each such margin in (a) and (b) hereinafter the “LIBOR Margin.”;

and all references in the documents to “Applicable Term Loan/Equipment Loan Margin” are hereby deleted and replaced with the term “Applicable Additional Term Loan Margin.”

Section 1.6.            The first sentence of the definition of the term “Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“Borrowing Base” shall mean as of any Borrowing Date an amount equal to the sum of (a) 80% of the value of the Obligor’s Eligible Accounts Receivable, and (b) the lesser of (i) 50% of the aggregate value of the Obligor’s Eligible Inventory, and (ii) $15,000,000; provided, however, such percentages and the foregoing inventory limitation may be revised from time to time solely by the Required Lenders in their Permitted Discretion (i) after review of each field audit of the Obligor’s receivables and inventory, upon 30 days’ prior written notice to the Co-Borrowers so long as no Default or Event of Default has occurred and is then continuing or (ii) immediately upon written notice if a Default or Event of Default has occurred and is then continuing.”

Section 1.7.            Clause “(b)(iv)” of the definition of the term “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(iv)  no Interest Period may be selected with respect to (a) a Revolving Credit Loan which ends later than the Revolving Credit Commitment Termination Date, or (b) the Additional Term Loan which ends later than the Additional Term Loan Maturity Date; and”

Section 1.8.            Section 2.01(a) of the Credit Agreement is hereby amended by amending and restating clause “(ii)” thereof to provide as follows:

“(ii) Aggregate RC Outstandings would exceed the then current Borrowing Base”

Section 1.9.            Section 2.03, Section 2.04, Section 2.05, Section 2.07 and Section 2.08 of the Credit Agreement are hereby amended and restated in their entirety to provide as follows:

“SECTION 2.03.  Intentionally Omitted.”

“SECTION 2.04.  Intentionally Omitted.”

“SECTION 2.05.  Intentionally Omitted.”

“SECTION 2.07.  Intentionally Omitted.”

“SECTION 2.08.  Intentionally Omitted.”

Section 1.10.          Section 2.06(a) of the Credit Agreement is hereby amended by amending and restating clause “(ii)” thereof to provide as follows:

“(ii) Aggregate RC Outstandings would exceed the then current Borrowing Base”

Section 1.11.          Article II of the Credit Agreement is hereby amended to add the following new sections 2.09 and 2.10 immediately following Section 2.08 thereof:

“SECTION 2.09.  Additional Term Loan.  Subject to the terms and conditions hereof, each Lender severally agrees to make a term loan (individually, a “Additional Term Loan” and, collectively, the “Additional Term Loans”) to the Co-Borrowers on the Amendment No. 18 Effective Date in an amount not to exceed its Additional Term Loan Commitment.  The Co-Borrowers shall give the Administrative Agent irrevocable written notice on or before the Amendment No. 18 Effective Date specifying (i) the amount to be borrowed, which shall not exceed the Total Additional Term Loan Commitment, (ii) the Type or Types of such Additional Term Loan and the related amounts for each, and (iii) if all or any portion of the Additional Term Loan is a LIBOR Loan, the initial Interest Period selected for the Additional Term Loan.  Upon receipt of such notice from the Co-Borrowers, the Administrative Agent shall promptly notify each Lender thereof.  The Additional Term Loans may, at the election of the Co-Borrowers, be (i) LIBOR Loans, (ii) Prime Rate Loans or (iii) a combination thereof.  The Additional Term Loan Commitment shall terminate upon funding of the Additional Term Loans on the Amendment No. 18 Effective Date.

SECTION 2.10.   Additional Term Loan Notes.  The Additional Term Loan made by each Lender shall be evidenced by an Additional Term Loan Note, appropriately completed, duly executed and delivered on behalf of the Co-Borrowers and payable to the order of each Lender in a principal amount equal to the Additional Term Loan Commitment of such Lender.  Each Lender is authorized to record the Type of its Additional Term Loan and the date and amount of each payment or prepayment of principal thereof in such Lender’s records or on the grid schedule annexed to the Additional Term Loan Note; provided, however, that the failure of a Lender to set forth each payment and other information shall not in any manner affect the obligation of the Co-Borrowers to repay the Additional Term Loan made by such Lender in accordance with the terms of its Additional Term Loan Note and this Agreement.  The Additional Term Loan Note, the grid schedule and the books and records of each Lender shall constitute presumptive evidence of the information so recorded absent demonstrable error.  Each Additional Term Loan Note shall (a) be dated the Amendment No. 18 Effective Date, (b) be stated to mature on the Additional Term Loan Maturity Date and (c) be payable as to principal in thirty six (36) consecutive monthly installments commencing on April 30, 2009 and continuing on the last day of each month thereafter as follows, each in an aggregate amount equal to $148,250, all for the pro-rata distribution to the Lenders based upon their Additional Term Loan Commitment, provided that the final payment on the Additional Term Loan Maturity Date shall be in an amount equal to the outstanding unpaid principal amount of the Additional Term Loan.  Each Additional Term Loan Note, the grid schedule and the books and records of each Lender shall be prima facie evidence of the information so recorded absent manifest error.  Notwithstanding anything to the contrary herein, interest on the Additional Term Loan shall be payable in accordance with Section 3.01 herein and shall commence with the first applicable Interest Payment Date following the Amendment No. 18 Effective Date.

Section 1.12.          Section 3.01(a) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

(a) Each Prime Rate Loan shall bear interest for the period from the date thereof on the unpaid principal amount thereof at a fluctuating rate per annum equal to the Prime Rate, plus, in the case of Revolving Credit Loans, the applicable “Prime Rate Margin” as provided in the definition of “Applicable Revolving Credit Loan Margin,” and in the case of the Additional Term Loans, the applicable “Prime Rate Margin” as provided in the definition of “Applicable Additional Term Loan Margin.”

Section 1.13.          Section 3.01(b) of the Credit Agreement is hereby amended and restated to provide as follows:

(b)        Each LIBOR Loan shall bear interest for the Interest Period applicable thereto on the unpaid principal amount thereof at a rate per annum equal to the Reserve Adjusted Libor determined for each Interest Period thereof in accordance with the terms hereof, plus, in the case of Revolving Credit Loans, the applicable “LIBOR Margin” as provided in the definition of “Applicable Revolving Credit Loan Margin,” and in the case of the Additional Term Loans, the applicable “LIBOR Margin” as provided in the definition of “Applicable

Additional Term Loan Margin.”

Section 1.14           Section 3.01(h) of the Credit Agreement is hereby amended and restated to provide as follows:

“(h)  No Loan may be funded, converted to or continued as a LIBOR Loan if the Interest Period would extend beyond the Revolving Credit Commitment Termination Date, with respect to Revolving Credit Loans or the Additional Term Loan Maturity Date, with respect to the Additional Term Loan.”

Section 1.15.          Section 3.02 of the Credit Agreement is hereby amended by amending and restating the first sentence thereof to provide as follows:

“The proceeds of the Revolving Credit Loans shall be used by the Co-Borrowers for general corporate purposes, to finance ongoing working capital requirements, to refinance a portion of the Existing Indebtedness and to refinance a portion of term loan Indebtedness owing to the Lenders as of the Amendment No. 18 Effective Date.”

and to add the following sentence at the end thereof:

“The proceeds of the Additional Term Loan shall be used by the Company solely to refinance a portion of the term loan Indebtedness owing to the Lenders as of the Amendment No. 18 Effective Date.”

Schedule 1.16.       The fourth sentence of Section 3.03(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Partial prepayments of any Additional Term Loan pursuant to this Section 3.03 shall be (a) in an aggregate principal amount of (i) $50,000 or whole multiples of $25,000 in excess thereof with respect to Prime Rate Loans or Fixed Rate Loans and (ii) $250,000 or whole multiples of $50,000 in excess thereof with respect to LIBOR Loans and (b) applied to the remaining installments of principal of the Additional Term Loan in inverse order of maturity.”

Section 1.17.          Section 3.03(b) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“In the event that (i) Aggregate Outstandings exceeds the Total Revolving Credit Commitment or (ii) Aggregate RC Outstandings exceeds the Borrowing Base, the Co-Borrowers shall immediately pay or prepay so much of the Loans as shall be necessary in order for the Aggregate Outstandings to be in compliance with the Total Revolving Credit Commitment and Aggregate RC Outstandings not to exceed the Borrowing Base.  To the extent that such prepayments are insufficient to reduce (a) Aggregate Outstandings to an amount equal to or less than the Total Revolving Credit Commitment or (b) Aggregate RC Outstandings to an amount equal to or less than the then current Borrowing Base, the Co-Borrowers shall pledge Cash Collateral, in an amount equal to the amount of such short-fall which Cash Collateral shall secure the reimbursement obligations with respect to Letters of Credit and Banker’s Acceptances.”

Section 1.18.          Section 6.03(e) of the Credit Agreement is hereby amended in its entirety to provide as follows:

“on or prior to the twenty-fifth (25th) day of each calendar month (i) a detailed schedule of accounts receivable of the Co-Borrowers, which schedule shall include accounts receivable agings on an invoice date basis, and (ii) a detailed inventory report of the Co-Borrowers, each such report certified by the Chief Financial Officer of P&F and current as of the last Business Day of the preceding month, all in form and substance satisfactory to the Required Lenders;”

Section 1.19.          Section 6.14 of the Credit Agreement is deleted in its entirety.

Section 1.20.          The table in Section 7.13(a) of the Credit Agreement, Fixed Charge Coverage Ratio, is hereby amended and restated in its entirety to provide as follows:

Period	Ratio

December 31, 2009 and at the end of each fiscal year of the Co-Borrowers thereafter	1.20:1.00

Section 1.21.          The table in Section 7.13(b) of the Credit Agreement, Minimum Capital Base , is hereby amended and restated in its entirety to provide as follows:

Period	Amount

March 31, 2009 through September 29, 2009	$25,500,000
September 30, 2009 through March 30, 2011	$25,000,000
March 31, 2011 through June 29, 2011	$25,500,000
June 30, 2011 through September 29, 2011	$26,500,000
September 30, 2011 and thereafter	$27,000,000

Section 1.22.          The table in Section 7.13(c) of the Credit Agreement, Consolidated Senior Debt to Consolidated EBITDA, is hereby amended and restated in its entirety to provide as follows:

Period	Amount

March 31, 2009 through June 29, 2009	7.50:1.00
June 30, 2009 through September 29, 2009	8.00:1.00
September 30, 2009 through December 30, 2009	7.50:1.00
December 31, 2009 through March 30, 2010	5.50:1.00
March 31, 2010 through June 29, 2010	4.50:1.00
June 30, 2010 through December 30, 2010	5.25:1.00
December 31, 2010 through September 29, 2011	4.50:1.00
September 30, 2011 through December 30, 2011	4.25:1.00
December 31, 2011 and thereafter	4.00:1.00

Section 1.23.          Section 7.13(e) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“No Consolidated Net Loss.  Incur for any four consecutive fiscal quarters of the Co-Borrowers a Consolidated Net Loss calculated exclusive of extraordinary gains, provided that for purposes of determining compliance with this covenant for the fiscal quarters ending March 31, 2009, June 30, 2009 and September 30, 2009, Consolidated Net Loss shall be calculated without giving effect to the one-time charge against earnings resulting from the write-down of goodwill and other intangible assets (net of the associated deferred tax benefit), which was incurred by the Co-Borrowers in the fiscal quarter ended December 31, 2008.”

Section 1.24.          Section 7.13(f) of the Credit Agreement is hereby deleted in its entirety.

Section 1.25.          Clause “(ii)” of the penultimate sentence of Section 10.05(c) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“and (ii) each transfer to a Purchasing Lender shall be made in the same pro-rata portion with respect to the Revolving Credit Commitment and the Addition Term Loan Commitment”.

Section 1.26.          Exhibit A to the Credit Agreement is hereby amended in its entirety and replaced with Exhibit attached to this Amendment.  Exhibit B, Exhibit C and Exhibit M to the Credit Agreement are hereby deleted in their entirety.  Exhibit N attached to this Amendment is hereby added as Exhibit N to the Credit Agreement.

ARTICLE II.

Waivers.

Section 2.1.            Compliance with Section 7.13(a) of the Credit Agreement, Fixed Charge Coverage Ratio, is hereby waived for the fiscal year ended December 31, 2008 provided that the ratio of (i) Consolidated EBITDA  minus cash taxes paid to (ii) Consolidated Interest Expense plus Consolidated Current Maturities on Long Term Debt was not less than 0.60 :1.00 as of the end of such fiscal year.

Section 2.2.            Compliance with Section 7.13(c) of the Credit Agreement, Consolidated Senior Debt to Consolidated EBITDA, is hereby waived for the fiscal year ended December 31, 2008, provided that the ratio of Consolidated Senior Debt to Consolidated EBITDA was not greater than 5.50:1.00 at the end of such fiscal year.

Section 2.3.            Compliance with Section 7.13(e) of the Agreement, No Consolidated  Net Loss, is hereby waived for the fiscal year ended December 31, 2008, provided that Consolidated Net Loss was not greater than $4,500,000 at the end of such fiscal year .

ARTICLE III.

Conditions of Effectiveness.

Section 3.1.            This Amendment and Waiver shall become effective as of the date hereof, upon (i) the receipt and satisfactory review by the Lenders of P&F’s 10-K report for the fiscal  year ended December 31, 2008, and (ii) upon receipt by the Administrative Agent of: (a)  this Amendment, duly executed by each Co-Borrower; (b) an amended and restated Revolving Credit Note, substantially in the form of Exhibit A attached hereto, duly executed by each Co-Borrower in favor of each Lender; (c) an Additional Term Loan Note, substantially in the form of Exhibit N attached hereto, duly executed by each Co-Borrower in favor of each Lender; and (d) an Officer’s Certificate, in form and substance satisfactory to the Administrative Agent, confirming that there have been no changes to each Co-Borrower’s governance documents, authorizing each Co-Borrower to execute and deliver this Amendment and

Waiver, the Additional Term Loan Notes and the other documents to be delivered in connection herewith and therewith.

ARTICLE IV.

Representations and Warranties; Effect on Credit Agreement.

Section 4.1.  Each Co-Borrower hereby represents and warrants as follows:

a.             This Amendment and Waiver and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Co-Borrowers and are enforceable against the Co-Borrowers in accordance with their respective terms.

b.             Upon the effectiveness of this Amendment and Waiver, the Co-Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement to the extent that the same are not amended hereby and each Co-Borrower agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date hereof.

c.             No Default or Event of Default has occurred and is continuing or would exist after giving effect to this Amendment and Waiver.

d.             No Co-Borrower has any defense, counterclaim or offset with respect to the Credit Agreement.

e.             All corporate and limited partnership action of each Co-Borrower appropriate and necessary, including, if necessary, resolutions of the Board of Directors of each of P&F, Florida Pneumatic, Embassy, Green, Countrywide, Nationwide, Pacific, Continental, Hy-Tech and WILP and resolutions of the general partner of Woodmark, to authorize the execution, delivery and performance of this Amendment and Waiver, has been taken.

Section 4.2.            Effect on Credit Agreement and Loan Documents.

a.             Upon the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

b.             Except as specifically amended herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

c.             Except as expressly provided  herein, the execution, delivery and effectiveness of this Amendment and Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

d.             The other Loan Documents and all agreements, instruments and documents executed and delivered in connection with the Credit Agreement and any other Loan Documents shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment and Waiver.

ARTICLE V.

Miscellaneous.

Section 5.1.            This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.2.            Section headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment  and Waiver for any other purpose.

Section 5.3.            This Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, and all of which, taken together, shall be deemed to constitute one and the same agreement.

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IN WITNESS WHEREOF, the Co-Borrowers, the Lenders and the Administrative Agent have caused this Amendment and Waiver to be duly executed by their duly authorized officers as of the day and year first above written.

P&F INDUSTRIES, INC.
FLORIDA PNEUMATIC MANUFACTURING CORPORATION
EMBASSY INDUSTRIES, INC.
GREEN MANUFACTURING, INC.
COUNTRYWIDE HARDWARE, INC.
NATIONWIDE INDUSTRIES, INC.
WOODMARK INTERNATIONAL, L.P.
	By:	Countrywide Hardware, Inc., its General
Partner
PACIFIC STAIR PRODUCTS, INC.
WILP HOLDINGS, INC.
CONTINENTAL TOOL GROUP, INC.
HY-TECH MACHINE, INC.

	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr., the Vice President of each of the corporations named above

Revolving Credit	CITIBANK, N.A.
Commitment: $14,300,000	as a Lender and as Administrative Agent

Additional Term Loan Commitment:
$4,625,400	By:	/s/ Stephen Kelly
Stephen Kelly, Vice President

Revolving Credit	HSBC BANK USA, NATIONAL
Commitment: $7,700,000	ASSOCIATION, as a Lender

Additional Term Loan Commitment:
$2,490,600	By:	/s/ Alan Harris
Alan Harris, Vice President

EXHIBIT A

FORM OF

THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE

[$14,300,000][$7,700,000]	March , 2009

FOR VALUE RECEIVED, P&F INDUSTRIES, INC., a Delaware corporation (“P&F”), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation (“Florida Pneumatic”), EMBASSY INDUSTRIES, INC., a New York corporation (“Embassy”), GREEN MANUFACTURING, INC., a Delaware corporation (“Green”), COUNTRYWIDE HARDWARE, INC., a Delaware corporation (“Countrywide”), NATIONWIDE INDUSTRIES, INC., a Florida corporation (“Nationwide”),WOODMARK INTERNATIONAL, L.P., a Delaware limited partnership (“Woodmark”), PACIFIC STAIR PRODUCTS, INC., a Delaware corporation (“Pacific”), WILP HOLDINGS, INC., a Delaware corporation (“WILP”), CONTINENTAL TOOL GROUP, INC., a Delaware corporation (“Continental”) and HY-TECH MACHINE, INC., a Delaware corporation (“Hy-Tech”;; and collectively with P&F, Florida Pneumatic, Embassy, Green, Countrywide, Nationwide, Woodmark, Pacific, WILP and Continental the “Co-Borrowers”), jointly and severally promise to pay to the order of [CITIBANK, N.A.] [HSBC BANK USA, NATIONAL ASSOCIATION] (the “Lender”), on or before the Revolving Credit Termination Date, the principal amount of [FOURTEEN MILLION THREE] [SEVEN MILLION SEVEN] HUNDRED THOUSAND ([$14,300,000][$7,700,000]) DOLLARS or, if less, the unpaid principal amount of all Revolving Credit Loans made by the Lender to the Co-Borrowers under the Credit Agreement referred to below.

The Co-Borrowers jointly and severally promise to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined, and to make principal repayments on this Note at the times which shall be determined, in accordance with the provisions of the Credit Agreement referred to below.

This Note is one of the “Revolving Credit Notes” referred to in the Credit Agreement, dated as of June 30, 2004, by and among the Co-Borrowers, Citibank, N.A., as Administrative Agent, and the Lenders (including the Lender) as are or may from time to time become parties thereto (as same has been and may be further amended, restated, supplemented or modified, the “Credit Agreement”) and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were made and are to be repaid.  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

Each of the Lender and any subsequent holder of this Note shall record the date, Type and amount of each Revolving Credit Loan and the date and amount of each payment or prepayment of principal of each Revolving Credit Loan on the grid schedule annexed to this Note; provided, however, that the failure of the Lender or any holder to set forth such Revolving Credit Loans, payments and other information on the attached grid schedule shall not in any manner affect the obligation of the Co-Borrowers to repay the Revolving Credit Loans made by the Lender in accordance with the terms of this Note.

This Note is subject to prepayment as provided in Section 3.03 of the Credit Agreement.

Upon the occurrence of an Event of Default the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds at the office of Citibank, N.A., as Administrative Agent for the Lenders under the Credit Agreement, located at 730 Veterans Memorial Highway, Hauppauge, New York 11788 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Co-Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

Each Co-Borrower and each endorser of this Note waive diligence, presentment, protest, demand, and notice of any kind in connection with this Note.

This Note is an amendment and restatement of, and is being issued in replacement of and substitution for, the Second Amended and Restated Revolving Credit Note dated February 12, 2007 in the original principal amount of [$11,700,000] [$6,300,000] issued by the Co-Borrowers (the “Original Note”).  The execution and delivery of this Note shall not be construed to have constituted a repayment of any principal of, or interest on, the Original Note.

THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

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IN WITNESS WHEREOF, each Co-Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at a place first above written.

P&F INDUSTRIES, INC.
FLORIDA PNEUMATIC MANUFACTURING CORPORATION
EMBASSY INDUSTRIES, INC.
GREEN MANUFACTURING, INC.
COUNTRYWIDE HARDWARE, INC.
NATIONWIDE INDUSTRIES, INC.
WOODMARK INTERNATIONAL, L.P.
By:	Countrywide Hardware, Inc., its General
Partner
PACIFIC STAIR PRODUCTS, INC.
WILP HOLDINGS, INC.
CONTINENTAL TOOL GROUP, INC.
HY-TECH MACHINE, INC.

By:
Joseph A. Molino, Jr., the Vice President of each of the corporations named above

SCHEDULE OF LOANS

Amount of
Date	Type		Principal		Principal
of	of	Interest	Amount of	Maturity	Paid or
Loan	Loan	Rate	Loan	of Loan	Unpaid_

EXHIBIT N

FORM OF

ADDITIONAL TERM LOAN NOTE

[$4,625,400][$2,490,600]	March , 2009

FOR VALUE RECEIVED, P&F INDUSTRIES, INC., a Delaware corporation (“P&F”), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation (“Florida Pneumatic”), EMBASSY INDUSTRIES, INC., a New York corporation (“Embassy”), GREEN MANUFACTURING, INC., a Delaware corporation (“Green”), COUNTRYWIDE HARDWARE, INC., a Delaware corporation (“Countrywide”), NATIONWIDE INDUSTRIES, INC., a Florida corporation (“Nationwide”), WOODMARK INTERNATIONAL, L.P., a Delaware limited partnership (“Woodmark”), PACIFIC STAIR PRODUCTS, INC., a Delaware corporation (“Pacific”) , WILP HOLDINGS, INC., a Delaware corporation (“WILP”), CONTINENTAL TOOL GROUP, INC., a Delaware corporation (“Continental”) and HY-TECH MACHINE, INC., a Delaware corporation (“Hy-Tech”; and collectively with P&F, Florida Pneumatic, Embassy, Green, Countrywide, Nationwide, Woodmark, Pacific, WILP and Continental the “Co-Borrowers”), jointly and severally promise to pay to the order of [CITIBANK, N.A.] [HSBC BANK USA, NATIONAL ASSOCIATION] (the “Lender”), on or before the Additional Term Loan Maturity Date, the principal amount of [FOUR MILLION SIX HUNDRED TWENTY FIVE THOUSAND FOUR HUNDRED] [TWO MILLION FOUR HUNDRED NINETY THOUSAND SIX HUNDRED] ([$4,625,400][$2,490,600]) DOLLARS.  The outstanding principal amount hereof is payable in installments in the amounts and on the dates set forth in the Credit Agreement referred to below, provided that the final installment, on the Additional Term Loan Maturity Date, shall be in an amount equal to the remaining principal amount outstanding on the Additional Term Loan Maturity Date.

The Co-Borrowers jointly and severally promise to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement referred to below.

This Note is one of the “Additional Term Loan Notes” referred to in the Credit Agreement, dated as of June 30, 2004, by and among the Co-Borrowers, Citibank, N.A., as Administrative Agent, and the Lenders (including the Lender) as are, or may from time to time become, parties thereto (as same has been and may be further amended, restated, supplemented or modified, the “Credit Agreement”) and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Additional Term Loan evidenced hereby was made and is to be repaid.  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

Each of the Lender and any subsequent holder of this Note shall record the date, Type and amount of each payment or prepayment of principal of the Loans on the grid schedule annexed to this Note; provided, however, that the failure of the Lender or any holder to set forth the Additional Term Loan, payments and other information on the attached grid schedule shall not in any manner affect the obligation of the Co-Borrowers to repay the Additional Term Loan made by the Lender in accordance with the terms of this Note.

This Note is subject to prepayment as provided in Section 3.03 of the Credit Agreement.

Upon the occurrence of an Event of Default the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds at the office of Citibank, N.A., as Administrative Agent for the Lenders under the Credit Agreement, located at 730 Veterans Memorial Highway, Hauppauge, New York 11788 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Co-Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

Each Co-Borrower and each endorser of this Note waive diligence, presentment, protest, demand, and notice of any kind in connection with this Note.

THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

[next page is signature page]

IN WITNESS WHEREOF, each Co-Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

P&F INDUSTRIES, INC.
FLORIDA PNEUMATIC MANUFACTURING CORPORATION
EMBASSY INDUSTRIES, INC.
GREEN MANUFACTURING, INC.
COUNTRYWIDE HARDWARE, INC.
NATIONWIDE INDUSTRIES, INC.
WOODMARK INTERNATIONAL, L.P.
By:	Countrywide Hardware, Inc., its General
Partner
PACIFIC STAIR PRODUCTS, INC.
WILP HOLDINGS, INC.
CONTINENTAL TOOL GROUP, INC.
HY-TECH MACHINE, INC.

By:
Joseph A. Molino, Jr., the Vice President of each of the corporations named above

SCHEDULE OF LOANS

Amount of
Date	Type		Principal		Principal
of	of	Interest	Amount of	Maturity	Paid or
Loan	Loan	Rate	Loan	of Loan	Unpaid_

3/ /09				$3/ /12